Exhibit 10.22

GUARANTY AGREEMENT SUPPLEMENT

SUPPLEMENT NO.1 (the “Guaranty Supplement”) dated as of July 13, 2010, to the Guaranty dated as of October 28, 2008, among SKY ACQUISITION LLC, a Delaware limited liability company (“Holdings”), certain subsidiaries of Holdings from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.

A. Reference is made to the Credit Agreement dated as of October 28, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among APRIA HEALTHCARE GROUP INC., a Delaware corporation and successor in interest to SKY MERGER SUB CORPORATION (the “Company” and, after the Merger, the “Lead Borrower”), the other Borrowers from time to time party thereto, Holdings, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, the other agents party thereto and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty referred to therein.

C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans. Section 4.14 of the Guaranty provides that any Intermediate Holding Company and certain Restricted Subsidiaries of Holdings that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required (pursuant to the terms of the Credit Agreement), to become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Guaranty Supplement. Each undersigned Subsidiary of Holdings (each, a “New Guarantor”) is executing this Guaranty Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and each New Guarantor agree as follows:

SECTION 1. Obligations under the Guaranty. In accordance with Section 4.14 of the Guaranty, each New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty shall be deemed to include each New Guarantor and each reference in the Credit Agreement and any other Finance Document to a “Guarantor”, “Subsidiary Guarantor” or a “Loan Party” shall also be deemed to include each New Guarantor. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Representations and Warranties. Each New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Guaranty Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Execution and Delivery. This Guaranty Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Guaranty Supplement that bears the signature of each New Guarantor and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Guaranty Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Guaranty Supplement.

SECTION 4. Affirmation. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc..

(a) THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY SUPPLEMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY TO THIS GUARANTY SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY

TO THIS GUARANTY SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 6. Severability. In case any one or more of the provisions contained in this Guaranty Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notice. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Reimbursement. Each New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Guaranty Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, each New Guarantor and the Administrative Agent have duly executed this Guaranty Supplement as of the date first above written.

AHNY-DME LLC

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President, General Counsel and Secretary

AHNY-IV LLC

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President, General Counsel and Secretary

[Guaranty Agreement Supplement]

BANK OF AMERICA, N.A.

By:	/s/ Adam Seiden
Name: Adam Seiden
Title: Vice-President

[Guaranty Agreement Supplement]